Exhibit 99.1

                                                                MORGAN STANLEY
                                                                 1,557 records
MSM 2004-9 Group 1                                        Balance: 259,261,152
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Mortgage Rates (%)                        Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                 1      146,679.09     0.06       4.500           4.250      79.47         0.0    759
4.501 - 5.000                                 9    1,518,217.66     0.59       4.880           4.630      56.41        21.8    736
5.001 - 5.500                                51    9,419,429.26     3.63       5.293           5.043      68.25        39.0    731
5.501 - 6.000                               136   25,304,442.97     9.76       5.865           5.600      65.29        25.7    714
6.001 - 6.500                               470   83,909,752.42    32.36       6.364           6.107      71.01        19.2    711
6.501 - 7.000                               446   73,682,958.62    28.42       6.797           6.514      77.61         9.4    697
7.001 - 7.500                               235   34,141,537.18    13.17       7.322           6.904      85.46         5.9    690
7.501 - 8.000                               157   23,267,101.02     8.97       7.798           7.085      90.57         0.6    693
8.001 - 8.500                                52    7,871,033.30     3.04       8.307           7.434      92.38         1.4    683
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.500%
Maximum: 8.500%
Weighted Average:  6.704%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Net Coupon (%)                            Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                 7      982,021.26     0.38       5.085           4.430      66.47        21.0    738
4.501 - 5.000                                43    7,430,146.45     2.87       5.246           4.940      68.71        36.1    732
5.001 - 5.500                                57   11,651,632.03     4.49       5.643           5.360      67.67        35.6    710
5.501 - 6.000                               261   48,035,176.03    18.53       6.145           5.857      68.64        22.3    714
6.001 - 6.500                               611  101,802,435.18    39.27       6.608           6.305      74.32        13.1    704
6.501 - 7.000                               371   58,899,138.75    22.72       7.195           6.747      82.84         6.9    697
7.001 - 7.500                               157   23,414,896.87     9.03       7.667           7.226      88.79         2.7    687
7.501 - 8.000                                40    5,947,608.10     2.29       8.035           7.733      89.98         2.2    670
8.001 - 8.500                                10    1,098,096.85     0.42       8.451           8.201      92.34         0.0    659
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.205%
Maximum: 8.250%
Weighted Average:  6.358%
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:56                                                 Page 1 of 7

                                                                MORGAN STANLEY
                                                                 1,557 records
MSM 2004-9 Group 1                                        Balance: 259,261,152
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
Current Mortgage Loan                  Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Principal Balance ($)                     Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                           336   26,034,070.10    10.04       6.865           6.495      74.23        14.9    702
100,000.01 - 200,000.00                     765  112,098,058.92    43.24       6.752           6.387      77.49        14.8    702
200,000.01 - 300,000.00                     345   84,383,928.64    32.55       6.654           6.323      77.00        11.4    700
300,000.01 - 400,000.00                     108   35,281,862.17    13.61       6.532           6.240      73.23        14.7    713
400,000.01 - 500,000.00                       2      903,231.69     0.35       7.677           6.876      84.86         0.0    709
500,000.01 - 600,000.00                       1      560,000.00     0.22       6.250           6.000      80.00       100.0    757
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  22,761.58
Maximum:  560,000.00
Average:  166,513.26
Total:  259,261,151.52
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
FICO                                   Mortgage         Current  Current     Average         Average    Subject    Full-Alt   FICO
Score                                     Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
600 or below                                 30    4,052,711.05     1.56       6.679           6.429      74.68        63.5    572
601 - 625                                    42    6,486,541.14     2.50       6.964           6.594      80.45        24.3    619
626 - 650                                   152   25,077,196.65     9.67       6.985           6.611      79.11         7.7    639
651 - 675                                   248   41,451,693.38    15.99       6.802           6.467      77.12         9.6    665
676 - 700                                   317   50,881,894.96    19.63       6.788           6.397      77.82        10.4    688
701 - 725                                   280   48,335,319.89    18.64       6.663           6.314      76.29        11.2    713
726 - 750                                   195   35,029,022.63    13.51       6.602           6.282      76.38        11.4    737
751 - 775                                   172   28,817,016.68    11.12       6.498           6.180      74.46        22.4    762
776 - 800                                    99   15,818,297.85     6.10       6.426           6.117      72.94        26.7    786
801 - 825                                    22    3,311,457.29     1.28       6.348           6.072      58.79        13.1    806
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  522
Maximum:  813
Weighted Average:  703
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:56                                                 Page 2 of 7

                                                                MORGAN STANLEY
                                                                 1,557 records
MSM 2004-9 Group 1                                        Balance: 259,261,152
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Documentation Level                       Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
No Documentation                            616   95,627,641.13    36.88       6.970           6.560      77.75         0.0    701
Limited                                     385   70,785,238.04    27.30       6.570           6.320      72.34         0.0    704
No Ratio                                    264   45,886,650.47    17.70       6.860           6.411      81.16         0.0    702
Full/Alt                                    224   35,866,682.82    13.83       6.277           6.016      77.13       100.0    706
Lite                                         44    6,883,501.76     2.66       5.855           5.605      67.65         0.0    698
Stated Documentation                         18    3,341,451.96     1.29       6.478           6.228      77.26         0.0    707
STREAM                                        6      869,985.34     0.34       5.172           4.922      59.73         0.0    742
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
Original                               Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Loan-to-Value Ratio (%)                   Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                     15    1,667,297.93     0.64       6.357           6.107      24.76        11.8    720
30.01 - 35.00                                19    2,424,146.88     0.94       6.123           5.873      32.57         5.0    733
35.01 - 40.00                                25    3,367,495.21     1.30       6.207           5.957      37.84         7.9    720
40.01 - 45.00                                30    4,807,344.01     1.85       6.226           5.976      42.08         5.3    720
45.01 - 50.00                                36    6,414,523.30     2.47       6.131           5.881      47.62         2.8    742
50.01 - 55.00                                40    7,910,062.50     3.05       6.128           5.878      52.68        11.6    713
55.01 - 60.00                                70   13,002,895.51     5.02       6.349           6.099      57.71        11.4    713
60.01 - 65.00                                85   15,880,940.38     6.13       6.369           6.119      63.41         9.4    700
65.01 - 70.00                               108   19,717,992.23     7.61       6.483           6.233      68.41         5.5    696
70.01 - 75.00                                93   16,497,514.43     6.36       6.328           6.078      73.64        17.7    701
75.01 - 80.00                               544   89,171,723.93    34.39       6.609           6.309      79.57        25.2    700
80.01 - 85.00                                29    4,227,593.79     1.63       6.699           6.372      84.09         7.4    691
85.01 - 90.00                               191   31,042,346.95    11.97       7.140           6.694      89.71         3.1    693
90.01 - 95.00                               257   41,370,441.17    15.96       7.430           6.841      94.75         5.6    706
95.01 - 100.00                               15    1,758,833.30     0.68       6.443           6.193      98.65        51.3    711
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  11.83%
Maximum:  100.00%
Weighted Average by Current Balance:  76.46%
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:56                                                 Page 3 of 7

                                                                MORGAN STANLEY
                                                                 1,557 records
MSM 2004-9 Group 1                                        Balance: 259,261,152
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
Coverage on Loans with Original        Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Loan-to-Value Ratios above 80%            Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
N                                             7    1,056,643.19     1.35       7.381           7.131      95.26        10.2    727
Y                                           474   76,034,253.40    96.98       7.279           6.760      92.20         5.1    699
Y-Pledged Assets                             11    1,308,318.62     1.67       5.692           5.442      93.36        43.0    729
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      492   78,399,215.21   100.00       7.254           6.743      92.26         5.8    700
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
Geographic                                   of           Total    Total    Weighted        Weighted   Original
Distribution                           Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
by Balance                                Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
California                                  210   46,428,332.17    17.91       6.391           6.096      66.25         9.8    709
Florida                                     242   33,880,450.76    13.07       6.874           6.487      82.02        12.5    692
New York                                     81   16,450,278.89     6.35       6.535           6.271      72.07        20.3    701
Massachusetts                                71   15,812,385.45     6.10       6.825           6.503      74.05         1.9    708
Texas                                       108   13,268,588.87     5.12       6.956           6.639      81.89        15.2    695
Georgia                                      79   11,863,160.76     4.58       6.746           6.474      81.26        21.0    701
Maryland                                     49    9,326,096.89     3.60       6.888           6.535      80.07        13.5    682
Virginia                                     50    9,251,437.51     3.57       6.712           6.278      80.00        26.8    723
New Jersey                                   48    8,948,005.95     3.45       6.890           6.521      77.58         9.9    704
Illinois                                     44    8,102,290.25     3.13       6.725           6.354      70.86        17.9    707
Other                                       575   85,930,124.02    33.14       6.728           6.352      79.20        14.9    705
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  50
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Purpose                                   Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Purchase                                    844  135,611,147.07    52.31       6.879           6.496      82.46        17.1    712
Refinance - Cashout                         546   94,694,853.97    36.52       6.567           6.257      70.20         9.3    689
Refinance - Rate Term                       167   28,955,150.48    11.17       6.330           6.042      68.77        13.4    704
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:56                                                 Page 4 of 7

                                                                MORGAN STANLEY
                                                                 1,557 records
MSM 2004-9 Group 1                                        Balance: 259,261,152
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Property Type                             Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                   1,050  171,549,467.47    66.17       6.687           6.341      76.28        13.5    701
Planned Unit Development                    281   49,325,238.86    19.03       6.716           6.368      78.24        16.6    704
2-4 Family                                   93   21,789,006.30     8.40       6.832           6.484      75.45         5.9    712
Condominium                                 120   15,338,808.61     5.92       6.692           6.352      75.27        15.2    705
Co-op                                        10      989,098.31     0.38       6.354           6.104      59.40        88.3    741
Townhouse                                     3      269,531.97     0.10       6.775           6.525      70.65         0.0    703
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Occupancy                                 Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                                   1,482  248,067,899.67    95.68       6.702           6.352      76.53        14.0    703
Second Home                                  75   11,193,251.85     4.32       6.747           6.495      74.77        10.5    709
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
Remaining Term                         Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
to Stated Maturity                        Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
231 - 235                                     3      553,925.02     0.21       6.238           5.988      80.00         0.0    676
236 - 240                                    11    1,795,079.86     0.69       6.528           6.278      62.91         0.0    707
286 - 290                                     1      219,047.36     0.08       7.625           7.375      75.00         0.0    633
291 - 295                                     2      353,546.71     0.14       7.375           7.125      80.00         0.0    602
296 - 300                                     2      289,341.24     0.11       6.795           6.545      68.42         0.0    690
311 - 315                                     2      214,218.26     0.08       8.023           7.773      76.98        60.5    552
321 - 325                                     6      887,249.59     0.34       6.831           6.581      77.29       100.0    566
326 - 330                                    11    1,167,326.86     0.45       6.949           6.532      81.82        32.6    622
331 - 335                                     9    1,031,559.60     0.40       6.950           6.700      65.19        40.7    658
336 - 340                                     9    1,072,959.14     0.41       6.081           5.695      75.64         0.0    667
341 - 345                                    56    7,738,912.73     2.98       6.839           6.018      82.85        13.7    690
346 - 350                                   200   32,476,142.33    12.53       7.067           6.466      83.43        10.4    702
351 - 355                                   341   53,212,580.72    20.52       6.755           6.342      82.04        12.1    695
356 - 360                                   904  158,249,262.10    61.04       6.604           6.354      73.02        14.6    709
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  235
Maximum:  360
Weighted Average:  353
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:56                                                 Page 5 of 7

                                                                MORGAN STANLEY
                                                                 1,557 records
MSM 2004-9 Group 1                                        Balance: 259,261,152
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Product Type                              Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
10 Year IO - Fixed 30 Year                  177   33,130,025.24    12.78       6.420           6.170      74.03        41.4    711
5 Year IO - Fixed 30 Year                     2      449,131.69     0.17       6.025           5.775      77.35        36.1    712
Fixed 20 Year                                14    2,349,004.88     0.91       6.460           6.210      66.94         0.0    700
Fixed 25 Year                                 2      289,341.24     0.11       6.795           6.545      68.42         0.0    690
Fixed 30 Year                             1,362  223,043,648.47    86.03       6.749           6.388      76.93         9.9    702
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Interest Only                             Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
N                                         1,378  225,681,994.59    87.05       6.746           6.387      76.81         9.7    702
Y                                           179   33,579,156.93    12.95       6.415           6.165      74.07        41.3    711
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Prepayment Penalty Flag                   Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
N                                         1,108  187,699,601.63    72.40       6.681           6.336      75.96        12.8    707
Y                                           449   71,561,549.89    27.60       6.762           6.416      77.75        16.4    693
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:56                                                 Page 6 of 7

                                                                MORGAN STANLEY
                                                                 1,557 records
MSM 2004-9 Group 1                                        Balance: 259,261,152
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Prepayment Penalty Term                   Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
0                                         1,108  187,699,601.63    72.40       6.681           6.336      75.96        12.8    707
2                                             2      382,725.93     0.15       6.375           6.125      72.46         0.0    695
3                                             1      201,999.04     0.08       7.000           6.750      90.00         0.0    740
4                                             3      838,100.00     0.32       6.175           5.925      76.02         0.0    730
6                                             9    2,424,824.99     0.94       6.329           6.079      77.42        36.9    737
7                                             4      924,171.58     0.36       5.743           5.493      63.49        28.6    681
8                                            10    1,954,946.82     0.75       6.154           5.904      53.61         0.0    718
12                                           33    6,249,302.24     2.41       7.041           6.791      77.14         4.3    699
24                                            9    1,529,535.87     0.59       7.033           6.783      75.60        11.7    688
30                                            1      212,637.79     0.08       7.625           7.375      80.00         0.0    627
36                                          205   28,656,834.34    11.05       6.980           6.491      81.14         8.5    679
60                                          172   28,186,471.29    10.87       6.590           6.340      76.74        27.4    699
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    1,557  259,261,151.52   100.00       6.704           6.358      76.46        13.8    703
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:56                                                 Page 7 of 7

                                                                MORGAN STANLEY
                                                                   192 records
MSM 2004-9 Group 2                                         Balance: 29,119,587
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Mortgage Rates (%)                        Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                 1       83,505.95     0.29       5.375           5.125      60.00         0.0    714
5.501 - 6.000                                12    2,301,023.11     7.90       5.917           5.667      60.13         0.0    733
6.001 - 6.500                                61   10,430,114.52    35.82       6.348           6.098      62.14        12.7    716
6.501 - 7.000                                73   11,075,557.10    38.03       6.794           6.544      70.72        18.9    721
7.001 - 7.500                                28    3,299,441.71    11.33       7.270           7.020      74.00        21.3    725
7.501 - 8.000                                15    1,732,838.35     5.95       7.697           7.447      79.17         4.4    687
8.001 - 8.500                                 2      197,106.02     0.68       8.282           8.032      89.98         0.0    687
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4    718
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  5.375%
Maximum:  8.375%
Weighted Average:  6.679%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted  Original
                                       Mortgage         Current  Current     Average         Average   Subject   % Full-Alt   FICO
Net Coupon (%)                            Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)   LTV (%)          Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                                 3      579,623.76     1.99       5.696           5.446     62.02          0.0    687
5.501 - 6.000                                35    6,189,029.66    21.25       6.146           5.896     60.48          8.1    728
6.001 - 6.500                                74   12,366,068.44    42.47       6.576           6.326     66.53         16.7    721
6.501 - 7.000                                52    7,005,311.17    24.06       6.999           6.749     72.59         21.4    716
7.001 - 7.500                                24    2,571,873.55     8.83       7.579           7.329     76.62          5.2    701
7.501 - 8.000                                 3      357,724.16     1.23       8.029           7.779     86.00          0.0    668
8.001 - 8.500                                 1       49,956.02     0.17       8.375           8.125     89.94          0.0    706
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429     67.78         14.4    718
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  5.125%
Maximum:  8.125%
Weighted Average:  6.429%
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Oct 14, 2004 22:57 Page                                                  1 of 6

                                                                MORGAN STANLEY
                                                                   192 records
MSM 2004-9 Group 2                                         Balance: 29,119,587
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
Current Mortgage Loan                  Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Principal Balance ($)                     Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                            75    5,299,242.34    18.20       6.865           6.615      69.65        20.9    712
100,000.01 - 200,000.00                      64    9,113,030.68    31.30       6.725           6.475      68.20        16.6    722
200,000.01 - 300,000.00                      38    9,448,840.18    32.45       6.651           6.401      67.19        13.1    718
300,000.01 - 400,000.00                      13    4,373,393.03    15.02       6.349           6.099      65.32         7.6    714
400,000.01 - 500,000.00                       2      885,080.53     3.04       7.007           6.757      70.82         0.0    739
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4    718
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  22,697.75
Maximum:  468,865.73
Average:  151,664.51
Total:  29,119,586.76
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
FICO                                   Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Score                                     Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
601 - 625                                     4      407,403.56     1.40       6.826           6.576      44.00        57.4    621
626 - 650                                     7      927,235.30     3.18       7.124           6.874      75.36        29.0    637
651 - 675                                    23    3,703,503.88    12.72       6.768           6.518      70.45         4.0    667
676 - 700                                    43    5,997,065.68    20.59       6.612           6.362      65.72         6.6    688
701 - 725                                    43    6,344,075.54    21.79       6.657           6.407      70.02        25.0    712
726 - 750                                    27    3,772,676.06    12.96       6.785           6.535      70.80        27.0    741
751 - 775                                    26    4,859,997.38    16.69       6.577           6.327      66.55         4.7    762
776 - 800                                    14    2,567,696.51     8.82       6.644           6.394      62.84        12.6    785
801 - 825                                     5      539,932.85     1.85       6.520           6.270      64.58         0.0    809
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4    718
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  621
Maximum:  816
Weighted Average:  718
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Oct 14, 2004 22:57 Page                                                  2 of 6

                                                                MORGAN STANLEY
                                                                   192 records
MSM 2004-9 Group 2                                         Balance: 29,119,587
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject    Full-Alt   FICO
Documentation Level                       Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Limited                                      76   11,300,203.20    38.81       6.680           6.430      67.81         0.0    724
No Ratio                                     51    8,583,613.60    29.48       6.665           6.415      67.51         0.0    717
Full/Alt                                     32    4,199,537.40    14.42       6.723           6.473      72.93       100.0    713
No Documentation                             28    3,997,583.44    13.73       6.850           6.600      62.07         0.0    708
Lite                                          3      639,972.54     2.20       6.011           5.761      78.66         0.0    745
Stated Documentation                          2      398,676.58     1.37       5.815           5.565      58.46         0.0    690
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4    718
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
Original                               Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Loan-to-Value Ratio (%)                   Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                      4      519,113.57     1.78       6.351           6.101      27.42         0.0    702
30.01 - 35.00                                 2      149,827.73     0.51       6.812           6.562      31.58         0.0    659
35.01 - 40.00                                 4      726,645.66     2.50       6.175           5.925      37.75        22.7    715
40.01 - 45.00                                 6      947,253.82     3.25       6.486           6.236      42.14        42.6    705
45.01 - 50.00                                 5      888,505.80     3.05       6.542           6.292      48.80         0.0    739
50.01 - 55.00                                 5      896,377.67     3.08       6.461           6.211      52.24         0.0    731
55.01 - 60.00                                19    3,025,708.15    10.39       6.393           6.143      57.72         0.0    723
60.01 - 65.00                                21    3,968,963.98    13.63       6.452           6.202      63.43        10.2    730
65.01 - 70.00                                34    6,062,177.47    20.82       6.669           6.419      68.92         0.0    714
70.01 - 75.00                                21    2,910,157.88     9.99       6.792           6.542      74.55        18.1    716
75.01 - 80.00                                54    7,307,680.08    25.10       6.883           6.633      79.74        34.3    714
80.01 - 85.00                                 3      435,759.36     1.50       7.448           7.198      84.82         0.0    746
85.01 - 90.00                                13    1,139,380.32     3.91       7.325           7.075      89.77        16.7    717
95.01 - 100.00                                1      142,035.27     0.49       6.250           6.000     100.00         0.0    650
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4    718
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  22.50%
Maximum:  100.00%
Weighted Average by Current Balance:  67.78%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
Coverage on Loans with Original        Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Loan-to-Value Ratios above 80%            Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
N                                             1       97,564.00     5.68       7.625           7.375     84.21          0.0    699
Y                                            15    1,477,575.68    86.05       7.342           7.092     88.68         12.9    727
Y-Pledged Assets                              1      142,035.27     8.27       6.250           6.000    100.00          0.0    650
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       17    1,717,174.95   100.00       7.267           7.017     89.36         11.1    719
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Oct 14, 2004 22:57 Page                                                  3 of 6

                                                                MORGAN STANLEY
                                                                   192 records
MSM 2004-9 Group 2                                         Balance: 29,119,587
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
Geographic                                   of           Total    Total    Weighted        Weighted   Original
Distribution                           Mortgage         Current  Current     Average         Average    Subject  % Full-Alt    FICO
by Balance                                Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
California                                   52   10,878,009.40    37.36       6.504           6.254      62.29        20.2     720
Florida                                      25    2,620,157.89     9.00       6.787           6.537      76.17        23.4     707
Texas                                        16    1,497,925.67     5.14       6.999           6.749      80.68        17.9     706
Hawaii                                        5    1,271,150.82     4.37       6.424           6.174      64.13         0.0     746
Minnesota                                     6    1,264,915.79     4.34       6.714           6.464      72.55         0.0     725
Massachusetts                                 6    1,236,985.04     4.25       6.923           6.673      58.63         0.0     756
Arizona                                       7    1,087,733.34     3.74       6.574           6.324      70.32        33.9     707
Virginia                                      8    1,033,610.84     3.55       6.724           6.474      71.13         0.0     723
New York                                      5      929,481.53     3.19       6.420           6.170      59.80         0.0     713
Nevada                                        6      897,210.07     3.08       6.838           6.588      73.28         0.0     709
Other                                        56    6,402,406.37    21.99       6.878           6.628      71.62        11.8     710
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4     718
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 32
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt    FICO
Purpose                                   Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                          89   14,634,625.29    50.26       6.590           6.340      62.50        12.1     721
Purchase                                     80   10,368,628.77    35.61       6.830           6.580      75.02        22.8     718
Refinance - Rate Term                        23    4,116,332.70    14.14       6.610           6.360      68.33         1.8     708
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4     718
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt    FICO
Property Type                             Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc   Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                      99   13,659,207.21    46.91       6.672           6.422      68.35        13.9     713
2-4 Family                                   52    9,518,384.02    32.69       6.743           6.493      65.83        13.1     721
Planned Unit Development                     22    3,613,374.35    12.41       6.599           6.349      72.42        23.8     724
Condominium                                  18    2,298,298.25     7.89       6.574           6.324      65.06         8.1     729
Townhouse                                     1       30,322.93     0.10       6.875           6.625      80.00         0.0     678
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4     718
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Oct 14, 2004 22:57 Page                                                  4 of 6

                                                                MORGAN STANLEY
                                                                   192 records
MSM 2004-9 Group 2                                         Balance: 29,119,587
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Occupancy                                 Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Investment                                  192   29,119,586.76   100.00       6.679           6.429      67.78        14.4    718
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4    718
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
Remaining Term                         Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
to Stated Maturity                        Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
231 - 235                                     1      329,182.95     1.13       5.750           5.500      58.49         0.0    681
236 - 240                                     2      435,644.35     1.50       6.671           6.421      56.00         0.0    709
336 - 340                                     1      143,074.16     0.49       7.875           7.625      80.00         0.0    670
346 - 350                                     3      250,007.74     0.86       6.605           6.355      64.87        29.3    687
351 - 355                                    20    3,060,789.54    10.51       6.676           6.426      75.38         6.1    704
356 - 360                                   165   24,900,888.02    85.51       6.685           6.435      67.14        15.8    721
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4    718
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  234
Maximum:  360
Weighted Average:  354
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Product Type                              Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
10 Year IO - Fixed 30 Year                   25    4,694,330.05    16.12       6.623           6.373      69.95        20.7    720
Fixed 20 Year                                 3      764,827.30     2.63       6.275           6.025      57.07         0.0    697
Fixed 30 Year                               164   23,660,429.41    81.25       6.703           6.453      67.70        13.6    719
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4    718
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Interest Only                             Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
N                                           167   24,425,256.71    83.88       6.689           6.439      67.37        13.2    718
Y                                            25    4,694,330.05    16.12       6.623           6.373      69.95        20.7    720
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4    718
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Oct 14, 2004 22:57 Page                                                  5 of 6

                                                                MORGAN STANLEY
                                                                   192 records
MSM 2004-9 Group 2                                         Balance: 29,119,587
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Prepayment Penalty Flag                   Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
N                                           126   18,795,311.11    64.55       6.704           6.454      67.73         8.8    719
Y                                            66   10,324,275.65    35.45       6.633           6.383      67.89        24.6    716
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4    718
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Prepayment Penalty Term                   Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
0                                           126   18,795,311.11    64.55       6.704           6.454      67.73         8.8    719
4                                             2      331,796.09     1.14       5.925           5.675      47.51         0.0    757
6                                             1      189,655.54     0.65       6.500           6.250      48.59         0.0    765
7                                             3      708,913.51     2.43       6.887           6.637      76.78       100.0    721
8                                             3      725,497.17     2.49       6.300           6.050      61.81         0.0    715
12                                            1       50,758.08     0.17       7.625           7.375      76.00         0.0    690
36                                            9    1,463,307.42     5.03       6.674           6.424      67.83        12.6    685
60                                           47    6,854,347.84    23.54       6.664           6.414      69.08        24.0    719
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      192   29,119,586.76   100.00       6.679           6.429      67.78        14.4    718
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Oct 14, 2004 22:57 Page                                                  6 of 6

                                                                MORGAN STANLEY
                                                                   245 records
MSM 2004-9 Group 3                                        Balance: 129,099,397
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of            Total   Total    Weighted        Weighted   Original
                                       Mortgage          Current Current     Average         Average    Subject  % Full-Alt   FICO
Mortgage Rates (%)                        Loans      Balance ($) Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                 1       414,745.06    0.32       4.500           4.250      50.91         0.0    529
4.501 - 5.000                                 1       645,878.59    0.50       4.750           4.500      89.66         0.0    696
5.001 - 5.500                                14     6,947,007.90    5.38       5.390           5.140      69.73        27.6    700
5.501 - 6.000                                66    33,636,536.87   26.05       5.836           5.586      67.24        25.0    701
6.001 - 6.500                                79    44,979,036.66   34.84       6.355           6.105      66.69        15.0    712
6.501 - 7.000                                49    27,131,348.27   21.02       6.765           6.515      70.94        15.7    690
7.001 - 7.500                                16     7,550,069.27    5.85       7.291           7.018      75.08         5.8    697
7.501 - 8.000                                 6     2,382,259.96    1.85       7.804           7.385      84.02         0.0    672
8.001 - 8.500                                 9     3,865,254.95    2.99       8.295           7.369      91.17         0.0    670
8.501 - 9.000                                 2       712,663.39    0.55       8.689           8.118      84.86        51.4    647
9.001 - 9.500                                 2       834,596.08    0.65       9.125           8.875      90.00         0.0    688
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245   129,099,397.00  100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  4.500%
Maximum:  9.125%
Weighted Average:  6.410%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of            Total   Total    Weighted        Weighted   Original
                                       Mortgage          Current Current     Average         Average    Subject  % Full-Alt     FICO
Net Coupon (%)                            Loans      Balance ($) Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                 2     1,060,623.65    0.82       4.652           4.402      74.51         0.0      631
4.501 - 5.000                                 6     2,862,279.04    2.22       5.250           5.000      75.26         0.0      656
5.001 - 5.500                                35    17,020,795.35   13.18       5.651           5.401      65.19        39.6      699
5.501 - 6.000                                71    38,082,989.18   29.50       6.051           5.801      66.98        19.2      717
6.001 - 6.500                                77    43,889,042.79   34.00       6.532           6.278      68.68        10.2      700
6.501 - 7.000                                31    16,154,713.03   12.51       7.036           6.743      73.69        19.8      683
7.001 - 7.500                                16     7,133,635.69    5.53       7.824           7.246      82.14         0.0      684
7.501 - 8.000                                 3     1,236,838.93    0.96       8.247           7.813      89.97         0.0      676
8.001 - 8.500                                 2       823,883.26    0.64       8.542           8.292      88.34        44.4      632
8.501 - 9.000                                 2       834,596.08    0.65       9.125           8.875      90.00         0.0      688
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245   129,099,397.00  100.00       6.410           6.134      69.75        17.1      700
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  4.250%
Maximum:  8.875%
Weighted Average:  6.134%
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:57 Page                                                 1 of 6

                                                                MORGAN STANLEY
                                                                   245 records
MSM 2004-9 Group 3                                        Balance: 129,099,397
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
Current Mortgage Loan                  Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Principal Balance ($)                     Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 400,000.00                      73   26,962,753.94    20.89       6.639           6.318      74.66        12.3    697
400,000.01 - 500,000.00                      74   32,732,329.16    25.35       6.395           6.110      70.93        20.2    694
500,000.01 - 600,000.00                      44   24,223,411.68    18.76       6.285           6.020      70.81        22.3    715
600,000.01 - 700,000.00                      20   13,075,676.68    10.13       6.166           5.916      67.56        35.2    699
700,000.01 - 800,000.00                      11    8,213,866.53     6.36       6.452           6.202      59.03         8.9    708
800,000.01 - 900,000.00                      11    9,433,874.40     7.31       6.407           6.157      70.81         0.0    679
900,000.01 - 1,000,000.00                     3    2,915,073.53     2.26       6.667           6.417      62.04         0.0    702
1,000,000.01 - 1,500,000.00                   9   11,542,411.08     8.94       6.368           6.118      63.89        12.6    699
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245  129,099,397.00   100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  333,212.01
Maximum:  1,498,542.09
Average:  526,936.31
Total:  129,099,397.00
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
FICO                                   Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Score                                     Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
600 or below                                 15    6,488,496.87     5.03       5.972           5.722      67.00        66.7    579
601 - 625                                     6    2,839,143.88     2.20       6.262           6.012      76.11        44.5    616
626 - 650                                    21   13,160,882.24    10.19       6.814           6.466      67.37        23.7    640
651 - 675                                    35   18,398,741.97    14.25       6.630           6.362      72.34        11.3    665
676 - 700                                    42   23,300,547.15    18.05       6.463           6.187      72.62        11.9    689
701 - 725                                    46   23,613,812.03    18.29       6.407           6.121      71.33         9.2    713
726 - 750                                    34   16,907,156.41    13.10       6.321           6.059      69.10         3.8    736
751 - 775                                    32   16,847,861.42    13.05       6.208           5.948      65.49        25.9    764
776 - 800                                    12    6,393,176.59     4.95       6.110           5.860      66.11        21.5    788
801 - 825                                     2    1,149,578.44     0.89       6.076           5.826      56.75         0.0    802
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245  129,099,397.00   100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  529
Maximum:  803
Weighted Average:  700
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:57 Page                                                 2 of 6

                                                                MORGAN STANLEY
                                                                   245 records
MSM 2004-9 Group 3                                        Balance: 129,099,397
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted  Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Documentation Level                       Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Limited                                      84   46,989,936.02    36.40       6.454           6.204      71.97         0.0    699
No Documentation                             52   25,532,563.47    19.78       6.875           6.491      70.50         0.0    716
Full/Alt                                     43   22,120,630.29    17.13       6.193           5.943      71.17       100.0    680
No Ratio                                     38   20,772,971.80    16.09       6.310           6.060      66.83         0.0    695
Lite                                         15    7,156,055.73     5.54       5.971           5.721      58.23         0.0    718
Stated Documentation                          8    3,837,019.36     2.97       5.942           5.692      68.16         0.0    682
STREAM                                        4    2,148,093.70     1.66       5.604           5.354      73.61         0.0    748
No Income Verifier                            1      542,126.63     0.42       5.750           5.500      43.60         0.0    587
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245  129,099,397.00   100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
Original                               Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Loan-to-Value Ratio (%)                   Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                      1      798,209.76     0.62       6.625           6.375      19.05         0.0    763
30.01 - 35.00                                 3    1,320,475.25     1.02       6.371           6.121      33.32        32.8    714
35.01 - 40.00                                 1      349,349.95     0.27       6.375           6.125      36.46       100.0    764
40.01 - 45.00                                 4    2,131,518.75     1.65       5.957           5.707      42.58         0.0    704
45.01 - 50.00                                10    5,472,169.82     4.24       6.007           5.757      47.92        11.8    719
50.01 - 55.00                                14    7,409,578.97     5.74       5.934           5.684      53.06        16.4    691
55.01 - 60.00                                18   11,027,512.69     8.54       6.306           6.056      58.18         9.8    680
60.01 - 65.00                                24   17,196,849.19    13.32       6.405           6.155      63.53         6.2    715
65.01 - 70.00                                30   15,795,461.08    12.24       6.330           6.080      68.78        19.5    694
70.01 - 75.00                                37   20,534,425.37    15.91       6.307           6.057      74.23        15.6    694
75.01 - 80.00                                79   36,584,731.57    28.34       6.411           6.156      79.39        29.0    703
80.01 - 85.00                                 4    1,764,539.55     1.37       6.727           6.261      84.19         0.0    718
85.01 - 90.00                                16    7,049,585.51     5.46       7.474           6.970      89.70         6.6    684
90.01 - 95.00                                 4    1,664,989.54     1.29       8.303           7.406      93.78         0.0    682
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245  129,099,397.00   100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  19.05%
Maximum:  95.00%
Weighted Average by Current Balance:  69.75%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
Coverage on Loans with Original        Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Loan-to-Value Ratios above 80%            Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Y                                            22    9,185,843.77    87.66       7.776           7.173      89.83         5.1    683
Y-Pledged Assets                              2    1,293,270.83    12.34       5.376           5.126      86.49         0.0    734
----------------------------------------------------------------------------------------------------------------------------------
Total:                                       24   10,479,114.60   100.00       7.480           6.920      89.42         4.4    689
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:57 Page                                                 3 of 6

                                                                MORGAN STANLEY
                                                                   245 records
MSM 2004-9 Group 3                                        Balance: 129,099,397
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
Geographic                                   of           Total    Total    Weighted        Weighted   Original
Distribution                           Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
by Balance                                Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
California                                  118   66,028,643.33    51.15       6.299           6.047      66.92         8.2    702
Florida                                      24   12,205,396.83     9.45       6.545           6.257      73.85        27.8    696
New York                                     17    9,767,928.53     7.57       6.287           6.037      66.94        38.1    693
Massachusetts                                14    5,855,036.72     4.54       6.697           6.398      73.07         6.1    692
Texas                                         8    4,710,872.55     3.65       6.363           6.113      76.41        39.9    685
Maryland                                      6    3,463,311.01     2.68       6.787           6.475      64.72         0.0    682
Illinois                                      7    3,411,128.67     2.64       5.987           5.737      58.32         0.0    702
New Jersey                                    7    3,166,542.84     2.45       6.475           6.225      73.11        69.3    757
Washington                                    6    2,633,676.60     2.04       5.960           5.710      79.38         0.0    697
Oregon                                        5    2,503,214.75     1.94       5.762           5.512      71.41        51.4    675
Other                                        33   15,353,645.17    11.89       6.944           6.546      78.18        25.1    701
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245  129,099,397.00   100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  24
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Purpose                                   Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                          98   55,527,565.14    43.01       6.467           6.203      66.03        11.1    693
Purchase                                     93   45,320,382.60    35.11       6.561           6.252      75.23        21.3    711
Refinance - Rate Term                        54   28,251,449.26    21.88       6.059           5.809      68.27        22.3    694
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245  129,099,397.00   100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Property Type                             Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                     181   93,476,022.18    72.41       6.370           6.094      69.73        17.6    696
Planned Unit Development                     40   21,305,190.70    16.50       6.610           6.314      72.96        18.9    701
2-4 Family                                   10    7,367,190.15     5.71       6.538           6.288      68.26         0.0    708
Condominium                                  14    6,950,993.97     5.38       6.204           5.954      61.75        22.9    741
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245  129,099,397.00   100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:57 Page                                                 4 of 6

                                                                MORGAN STANLEY
                                                                   245 records
MSM 2004-9 Group 3                                        Balance: 129,099,397
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Occupancy                                 Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                                     219  116,437,280.67    90.19       6.400           6.120      70.18        17.8    697
Investment                                   15    7,300,495.52     5.65       6.519           6.269      60.79         5.9    708
Second Home                                  11    5,361,620.81     4.15       6.499           6.249      72.61        17.2    742
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245  129,099,397.00   100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
Remaining Term                         Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
to Stated Maturity                        Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
336 - 340                                     1      376,610.83     0.29       6.250           6.000      75.00         0.0    622
341 - 345                                     3    1,224,024.97     0.95       5.395           5.145      79.73        29.0    607
346 - 350                                    31   16,774,647.96    12.99       6.665           6.325      74.70        40.1    678
351 - 355                                    75   37,039,447.62    28.69       6.269           5.968      71.25        15.8    699
356 - 360                                   135   73,684,665.62    57.08       6.441           6.191      67.67        12.5    707
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245  129,099,397.00   100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  339
Maximum:  360
Weighted Average:  355
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Product Type                              Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
10 Year IO - Fixed 30 Year                   45   26,338,355.69    20.40       6.411           6.161      67.67         3.7    715
Fixed 30 Year                               200  102,761,041.31    79.60       6.410           6.127      70.28        20.6    696
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245  129,099,397.00   100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Interest Only                             Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
N                                           200  102,761,041.31    79.60       6.410           6.127      70.28        20.6    696
Y                                            45   26,338,355.69    20.40       6.411           6.161      67.67         3.7    715
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245  129,099,397.00   100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:57 Page                                                 5 of 6

                                                                MORGAN STANLEY
                                                                   245 records
MSM 2004-9 Group 3                                        Balance: 129,099,397
------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Prepayment Penalty Flag                   Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
N                                           132   64,367,439.81    49.86       6.405           6.102      69.23        24.1    694
Y                                           113   64,731,957.19    50.14       6.416           6.166      70.27        10.2    705
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245  129,099,397.00   100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Weighted
                                         Number                     % of                                Average
                                             of           Total    Total    Weighted        Weighted   Original
                                       Mortgage         Current  Current     Average         Average    Subject  % Full-Alt   FICO
Prepayment Penalty Term                   Loans     Balance ($)  Balance  Coupon (%)  Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------
0                                           132   64,367,439.81    49.86       6.405           6.102      69.23        24.1    694
3                                             1      543,963.07     0.42       6.250           6.000      68.47         0.0    741
6                                             5    3,560,059.44     2.76       6.752           6.502      72.88         0.0    698
7                                             1      573,051.05     0.44       6.875           6.625      76.77         0.0    661
12                                            6    3,059,495.64     2.37       7.043           6.793      74.47        14.2    681
24                                            1      420,959.74     0.33       6.500           6.250      65.00         0.0    639
36                                           20   10,037,314.42     7.77       6.549           6.299      71.85         0.0    706
60                                           79   46,537,113.83    36.05       6.316           6.066      69.44        13.2    707
----------------------------------------------------------------------------------------------------------------------------------
Total:                                      245  129,099,397.00   100.00       6.410           6.134      69.75        17.1    700
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:57 Page                                                 6 of 6

                                                                MORGAN STANLEY
MSM 2004-9 Group 4                                                 277 records
                                                           Balance: 37,677,412
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Weighted
                                Number                      % of                Weighted     Average
                                    of         Total       Total    Weighted     Average    Original
                              Mortgage       Current     Current     Average         Net     Subject  % Full-Alt        FICO
Mortgage Rates (%)               Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                        8  1,235,150.71        3.28       4.500       4.250       67.05        45.9         725
4.501 - 5.000                       13  1,858,767.09        4.93       4.823       4.573       60.09        43.7         724
5.001 - 5.500                       39  5,597,286.26       14.86       5.392       5.142       55.93        19.0         721
5.501 - 6.000                       94 14,868,780.57       39.46       5.846       5.587       60.78         7.9         710
6.001 - 6.500                       75  9,411,275.05       24.98       6.347       6.070       68.23        14.3         687
6.501 - 7.000                       35  3,607,049.37        9.57       6.787       6.433       79.99        11.6         682
7.001 - 7.500                        7    495,429.75        1.31       7.363       6.901       82.82        24.1         703
7.501 - 8.000                        5    422,280.00        1.12       7.807       7.404       83.83         0.0         687
8.001 - 8.500                        1    181,393.33        0.48       8.250       7.000       85.00         0.0         651
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277 37,677,412.13      100.00       5.953       5.673       64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 4.500%
Maximum: 8.250%
Weighted Average: 5.953%


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
                                    of         Total       Total    Weighted     Average     Original
                              Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
Net Coupon (%)                   Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                      14   2,131,425.94        5.66       4.570       4.320        69.36        59.7         729
4.501 - 5.000                      17   2,620,899.02        6.96       5.122       4.872        59.30        26.2         714
5.001 - 5.500                      64  10,095,212.88       26.79       5.641       5.367        57.19         5.5         719
5.501 - 6.000                      96  13,624,631.14       36.16       6.054       5.767        64.36        13.3         699
6.001 - 6.500                      64   7,071,574.25       18.77       6.510       6.258        70.28        14.1         680
6.501 - 7.000                      16   1,635,268.61        4.34       7.232       6.767        84.06        11.6         718
7.001 - 7.500                       5     304,823.55        0.81       7.520       7.270        80.28         0.0         655
7.501 - 8.000                       1     193,576.74        0.51       7.875       7.625        90.00         0.0         694
-----------------------------------------------------------------------------------------------------------------------------
Total:                            277  37,677,412.13      100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------

Minimum: 4.250%
Maximum: 7.625%
Weighted Average: 5.673%


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                               Page 1 of 6

                                                                MORGAN STANLEY
MSM 2004-9 Group 4                                                 277 records
                                                           Balance: 37,677,412
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
                                    of         Total       Total    Weighted     Average     Original
Current Mortgage Loan         Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
Principal Balances ($)           Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                  113  7,659,732.47       20.33       6.143       5.852        66.40        20.5         693
100,000.01 - 200,000.00            115 16,853,247.77       44.73       5.944       5.653        63.49        13.7         691
200,000.01 - 300,000.00             37  9,250,165.04       24.55       5.769       5.519        66.87         7.2         721
300,000.01 - 400,000.00             12  3,914,266.85       10.39       6.052       5.775        60.46        24.4         742
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277 37,677,412.13      100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 14,502.95
Maximum: 356,510.56
Average: 136,019.54
Total: 37,677,412.13


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
                                    of         Total       Total    Weighted     Average     Original
FICO                          Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
Score                            Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
600 or below                        12    818,067.87        2.17       6.474       6.224        73.01        84.5         572
601 - 625                           11  1,478,285.62        3.92       6.359       5.972        72.26         6.7         622
626 - 650                           23  3,229,240.60        8.57       6.161       5.826        68.56         2.1         639
651 - 675                           47  5,674,430.02       15.06       6.080       5.772        66.30         9.2         665
676 - 700                           53  6,815,534.42       18.09       5.945       5.695        63.94        12.2         686
701 - 725                           50  7,151,340.45       18.98       5.907       5.630        70.16        11.2         712
726 - 750                           29  3,833,158.05       10.17       5.731       5.458        58.17        15.7         736
751 - 775                           33  5,415,255.29       14.37       5.896       5.643        59.59        21.2         762
776 - 800                           16  2,635,161.46        6.99       5.630       5.380        56.17        27.9         788
801 - 825                            3    626,938.35        1.66       5.883       5.633        61.30         0.0         807
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277  37,677,412.13     100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------

Minimum: 519
Maximum: 813
Weighted Average: 704



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-----------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 2 of 6

                                                                MORGAN STANLEY
MSM 2004-9 Group 4                                                 277 records
                                                           Balance: 37,677,412
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
                                    of         Total       Total    Weighted     Average     Original
                              Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
Documentation Level              Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
Limited                             79 12,531,484.96       33.26       5.956       5.706        61.34         0.0         709
No Documentation                    86 10,232,320.52       27.16       6.143       5.787        61.80         0.0         696
No Ratio                            48  7,367,258.88       19.55       5.963       5.710        67.59         0.0         703
Full/Alt                            48  5,502,074.24       14.60       5.678       5.428        68.93       100.0         706
Lite                                13  1,643,550.86        4.36       5.748       5.498        75.78         0.0         696
STREAM                               1    226,214.38        0.60       5.125       4.875        75.40         0.0         794
Stated Documentation                 2    174,508.29        0.46       5.767       5.517        80.00         0.0         710
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277 37,677,412.13      100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
                                    of         Total       Total    Weighted     Average     Original
Original                      Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
Loan-to-Value Ratio (%)          Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
<=30.00                             12  1,509,021.29        4.01       5.518       5.268        22.00        21.0         732
30.01 - 35.00                       12  1,188,644.48        3.15       5.530       5.280        32.29         9.0         746
35.01 - 40.00                       16  1,990,414.94        5.28       5.904       5.654        37.45         3.5         702
40.01 - 45.00                       12  1,847,271.22        4.90       5.715       5.465        42.52        25.1         729
45.01 - 50.00                       14  2,468,790.24        6.55       5.861       5.611        47.45         6.0         705
50.01 - 55.00                       17  2,996,649.46        7.95       5.803       5.553        52.90         9.8         711
55.01 - 60.00                       19  2,675,469.34        7.10       5.737       5.479        58.65         7.4         695
60.01 - 65.00                       15  2,463,067.48        6.54       5.725       5.475        63.32        15.6         735
65.01 - 70.00                       25  3,447,796.70        9.15       5.928       5.678        68.07        20.8         701
70.01 - 75.00                       25  2,973,909.02        7.89       6.066       5.816        73.80        11.2         670
75.01 - 80.00                       82 10,181,505.02       27.02       6.131       5.801        78.93        12.4         699
80.01 - 85.00                        2    242,444.57        0.64       7.746       6.748        84.89         0.0         661
85.01 - 90.00                       12  1,651,935.18        4.38       6.491       6.183        89.71        16.9         690
90.01 - 95.00                       12  1,590,705.26        4.22       6.402       6.152        93.81        30.4         679
95.01 - 100.00                       2    449,787.93        1.19       4.619       4.369        99.57       100.0         756
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277 37,677,412.13      100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------

Minimum: 12.80%
Maximum: 100.00%
Weighted Average by Current Balance: 64.60%



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 3 of 6

                                                                MORGAN STANLEY
MSM 2004-9 Group 4                                                 277 records
                                                           Balance: 37,677,412
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
Coverage on Loans with              of         Total       Total    Weighted     Average     Original
Original Loan-to-Value        Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
Ratios above 80%                 Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
N                                    3    422,236.49       10.73       5.947       5.697        90.94        35.8         687
Y                                   22  2,879,082.59       73.17       6.643       6.296        91.06        14.9         688
Y-PledgedAssets                      3    633,553.86       16.10       5.092       4.842        98.19       100.0         709
-----------------------------------------------------------------------------------------------------------------------------
Total:                              28  3,934,872.94      100.00       6.318       5.998        92.20        30.8         691
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
Geographic                          of         Total       Total    Weighted     Average     Original
Distribution                  Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
by Balance                       Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
California                          45  8,553,313.46       22.70       5.926       5.651        52.21         9.1         717
Florida                             34  4,516,036.71       11.99       6.091       5.803        77.29        28.3         705
Massachusetts                       22  3,768,343.31       10.00       5.867       5.617        53.56         0.0         713
New York                            23  3,147,230.37        8.35       5.538       5.288        53.03        37.8         696
Texas                               17  2,124,514.47        5.64       5.928       5.623        79.61        17.2         703
Georgia                             13  1,484,788.47        3.94       5.968       5.718        78.92        28.3         703
Pennsylvania                         9  1,179,048.53        3.13       6.067       5.817        61.99         7.3         685
New Jersey                           6    920,293.44        2.44       5.804       5.554        52.89         7.8         698
Virginia                             4    824,042.07        2.19       6.149       5.899        75.42         0.0         680
Illinois                             5    807,163.24        2.14       6.379       6.129        79.66         0.0         685
Other                               99 10,352,638.06       27.48       6.026       5.717        70.99        12.7         697
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277 37,677,412.13      100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 41


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
                                    of         Total       Total    Weighted     Average     Original
                              Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
Purpose                          Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                172 23,265,138.98       61.75       5.928       5.637        63.85        14.3         698
Refinance - Rate Term               60  7,938,792.34       21.07       5.801       5.537        60.59        10.9         707
Purchase                            45  6,473,480.81       17.18       6.226       5.971        72.17        20.4         720
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277 37,677,412.13      100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                 Page 4 of 6

                                                                MORGAN STANLEY
MSM 2004-9 Group 4                                                 277 records
                                                           Balance: 37,677,412
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
                                    of         Total       Total    Weighted     Average     Original
                              Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
Property Type                    Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------

Single Family Residence            205 26,622,826.68       70.66       5.943       5.657        64.91         9.1         697
2-4 Family                          29  4,978,808.22       13.21       6.018       5.768        58.26        14.9         714
Planned Unit Development            20  3,222,051.89        8.55       6.028       5.742        71.58        38.2         717
Condominium                         17  2,272,048.56        6.03       5.857       5.591        71.78        27.3         740
Co-op                                5    477,377.95        1.27       5.676       5.426        31.38       100.0         723
Townhouse                            1    104,298.83        0.28       6.375       6.125        65.63         0.0         716
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277 37,677,412.13      100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
                                    of         Total       Total    Weighted     Average     Original
                              Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
Occupancy                        Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
Primary                            211 29,684,300.15       78.79       5.896       5.608        65.09        13.4         700
Investment                          63  7,461,338.93       19.80       6.223       5.973        62.41        15.0         713
Second Home                          3    531,773.05        1.41       5.323       5.073        67.68        74.9         760
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277 37,677,412.13      100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
                                    of         Total       Total    Weighted     Average     Original
Remaining Term                Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
to Stated Maturity               Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
81 - 85                              1     34,410.04        0.09       6.500       6.250        69.23       100.0         603
96 - 100                             1     48,363.84        0.13       5.125       4.875        91.18       100.0         667
106 - 110                            2    200,065.49        0.53       6.057       5.807        71.94         0.0         686
111 - 115                            1     62,111.65        0.16       7.750       7.500        75.00         0.0         637
116 - 120                            1     68,712.16        0.18       6.000       5.750        56.91         0.0         681
136 - 140                            4    327,053.22        0.87       6.602       6.352        74.06        49.4         590
141 - 145                            6    725,730.68        1.93       6.432       6.182        81.09        69.0         679
146 - 150                            1     39,301.56        0.10       6.750       6.500        55.00       100.0         672
151 - 155                            5    643,607.49        1.71       6.455       6.205        77.79        25.5         647
156 - 160                            1     14,721.61        0.04       7.000       6.750        36.41       100.0         532
161 - 165                            5    771,637.78        2.05       6.384       5.603        78.35         0.0         666
166 - 170                           28  3,509,387.19        9.31       6.385       5.980        69.43         6.2         705
171 - 175                           75  8,614,017.74       22.86       5.640       5.371        69.91        28.4         700
176 - 180                          146 22,618,291.68       60.03       5.944       5.694        60.21         8.3         711
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277 37,677,412.13      100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------

Minimum: 84
Maximum: 179
Weighted Average: 173





-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 5 of 6

                                                                MORGAN STANLEY
MSM 2004-9 Group 4                                                 277 records
                                                           Balance: 37,677,412
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
                                    of         Total       Total    Weighted     Average     Original
                              Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
Product Type                     Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
10 Year IO  -  Fixed 15              3    884,000.00        2.35       6.385       6.135        79.01        37.3         773
Year
Balloon 15/30                        3    614,365.24        1.63       6.725       6.475        79.71         0.0         728
Fixed 10 Year                        4    302,381.99        0.80       5.792       5.542        69.99        27.4         687
Fixed 15 Year                      267 35,876,664.90       95.22       5.930       5.649        63.94        14.2         702
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277 37,677,412.13      100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
                                    of         Total       Total    Weighted     Average     Original
                              Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
Interest Only                    Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
N                                  274  36,793,412.13      97.65       5.942       5.662        64.25        14.1         702
Y                                    3     884,000.00       2.35       6.385       6.135        79.01        37.3         773
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277  37,677,412.13     100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
                                    of         Total       Total    Weighted     Average     Original
                              Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
Prepayment Penalty Flag          Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
N                                  190 25,479,038.46       67.62       5.919       5.646        64.88        16.1         706
Y                                   87 12,198,373.67       32.38       6.023       5.729        64.00        11.4         700
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277 37,677,412.13      100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                                Number                      % of                Weighted      Average
                                    of         Total       Total    Weighted     Average     Original
                              Mortgage       Current     Current     Average         Net      Subject  % Full-Alt        FICO
                                 Loans   Balance ($)     Balance  Coupon (%)  Coupon (%)      LTV (%)         Doc       Score
-----------------------------------------------------------------------------------------------------------------------------
0                                  190 25,479,038.46       67.62       5.919       5.646        64.88        16.1         706
6                                    2    220,673.16        0.59       6.136       5.886        54.85         0.0         701
7                                    1    297,887.49        0.79       5.750       5.500        63.83         0.0         771
8                                    6  1,109,165.78        2.94       5.777       5.527        37.42         0.0         753
12                                  16  2,296,582.75        6.10       5.756       5.506        55.09         0.0         701
24                                   1    327,796.36        0.87       6.375       6.125        38.82         0.0         637
36                                  33  3,595,677.61        9.54       6.145       5.747        75.29        14.1         662
60                                  28  4,350,590.52       11.55       6.112       5.862        68.52        20.5         717
-----------------------------------------------------------------------------------------------------------------------------
Total:                             277 37,677,412.13      100.00       5.953       5.673        64.60        14.6         704
-----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-----------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 6 of 6

                                                                MORGAN STANLEY
MSM 2004-9 Group 5                                                  48 records
                                                           Balance: 27,843,203
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
Mortgage Rates (%)               Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
3.501-4.000                          1      586,971.91        2.11       4.000       3.750       70.59       100.0         684
4.501-5.000                         10    5,203,881.13       18.69       4.885       4.635       64.99        54.9         729
5.001-5.500                          8    5,023,184.75       18.04       5.343       5.093       56.42        65.2         733
5.501-6.000                         18   10,669,322.87       38.32       5.790       5.540       66.53        45.6         726
6.001-6.500                          9    5,391,454.53       19.36       6.317       6.067       60.70        33.4         709
6.501-7.000                          1      488,648.20        1.75       6.625       6.375       70.00       100.0         653
7.501-8.000                          1      479,739.97        1.72       7.625       6.885       88.83         0.0         700
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 7.625%
Weighted Average: 5.651%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
Net Coupon (%)                   Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
3.501-4.000                          1      586,971.91        2.11       4.000       3.750       70.59       100.0         684
4.501-5.000                         10    5,203,881.13       18.69       4.885       4.635       64.99        54.9         729
5.001-5.500                          8    5,023,184.75       18.04       5.343       5.093       56.42        65.2         733
5.501-6.000                         18   10,669,322.87       38.32       5.790       5.540       66.53        45.6         726
6.001-6.500                          9    5,391,454.53       19.36       6.317       6.067       60.70        33.4         709
6.501-7.000                          1      488,648.20        1.75       6.625       6.375       70.00       100.0         653
7.501-8.000                          1      479,739.97        1.72       7.625       6.885       88.83         0.0         700
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 7.625%
Weighted Average: 5.651%
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                 Page 1 of 6

                                                                MORGAN STANLEY
MSM 2004-9 Group 5                                                  48 records
                                                           Balance: 27,843,203
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
Current Mortgage Loan         Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
Principal Balances ($)           Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
300,000.01-400,000.00                7    2,602,575.22        9.35       5.605       5.355       65.95        58.3         711
400,000.01-500,000.00               12    5,449,788.83       19.57       5.785       5.492       69.54        41.9         720
500,000.01-600,000.00               11    5,943,698.86       21.35       5.594       5.344       71.95        54.0         735
600,000.01-700,000.00                7    4,410,281.93       15.84       5.487       5.237       57.74        43.8         728
700,000.01-800,000.00                3    2,185,461.38        7.85       5.389       5.139       67.60       100.0         749
800,000.01-900,000.00                5    4,294,046.01       15.42       5.818       5.568       56.54        41.5         704
900,000.01-1,000,000.00              3    2,957,351.13       10.62       5.753       5.503       51.90        32.8         705
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 342,596.13
Maximum: 996,487.57
Average: 580,066.74
Total: 27,843,203.36
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
FICO                          Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
Score                            Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
601-625                              2    1,188,958.10        4.27       6.337       6.087       58.95         0.0         620
626-650                              1      615,099.81        2.21       6.250       6.000       50.00       100.0         650
651-675                              6    3,279,538.99       11.78       5.611       5.361       70.74        55.3         661
676-700                              8    4,266,209.40       15.32       5.674       5.369       65.40        44.5         688
701-725                              5    3,499,004.17       12.57       5.436       5.186       60.85        41.5         712
726-750                             11    6,645,635.77       23.87       5.644       5.394       60.04        65.8         739
751-775                              6    3,723,085.28       13.37       5.498       5.248       68.01        44.4         756
776-800                              8    4,085,759.60       14.67       5.708       5.458       64.81        50.8         784
801-825                              1      539,912.24        1.94       5.625       5.375       65.00         0.0         803
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 617
Maximum: 803
Weighted Average: 722
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 2 of 6

                                                                MORGAN STANLEY
MSM 2004-9 Group 5                                                  48 records
                                                           Balance: 27,843,203
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
Documentation Level              Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
Full/Alt                            24   13,883,100.42       49.86       5.514       5.264       63.29       100.0         724
No Documentation                     6    3,636,749.40       13.06       5.817       5.567       62.14         0.0         720
Limited                              6    3,296,958.16       11.84       5.800       5.550       72.92         0.0         704
No Ratio                             5    3,152,279.42       11.32       6.287       5.963       59.95         0.0         713
Lite                                 4    2,025,206.76        7.27       5.462       5.212       57.48         0.0         736
STREAM                               2    1,241,996.75        4.46       4.878       4.628       68.13         0.0         768
Stated Documentation                 1      606,912.45        2.18       5.875       5.625       68.89         0.0         683
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
Original                      Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
Loan-to-Value Ratio (%)          Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
35.01-40.00                          1      971,013.94        3.49       5.250       5.000       35.71       100.0         692
40.01-45.00                          4    2,112,361.41        7.59       5.443       5.193       42.47        50.0         726
45.01-50.00                          1      615,099.81        2.21       6.250       6.000       50.00       100.0         650
50.01-55.00                          4    2,904,797.14       10.43       5.863       5.613       53.29        44.0         713
55.01-60.00                          5    3,253,454.97       11.68       6.103       5.853       57.71        27.6         742
60.01-65.00                          9    5,739,548.96       20.61       5.369       5.119       63.01        30.9         739
65.01-70.00                          7    4,146,258.43       14.89       5.770       5.520       68.93        74.3         735
70.01-75.00                          8    3,957,907.06       14.21       5.158       4.908       73.49        60.5         708
75.01-80.00                          7    3,141,011.19       11.28       5.668       5.418       79.30        41.1         691
85.01-90.00                          1      479,739.97        1.72       7.625       6.885       88.83         0.0         700
90.01-95.00                          1      522,010.48        1.87       6.500       6.250       94.21       100.0         787
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 35.71%
Maximum: 94.21%
Weighted Average by Current Balance: 63.82%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
Coverage on Loans with              of           Total       Total    Weighted     Average    Original
Original Loan-to-Value        Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
Ratios above 80%                 Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
Y                                    1      479,739.97       47.89       7.625       6.885       88.83         0.0         700
Y-Pledged Assets                     1      522,010.48       52.11       6.500       6.250       94.21       100.0         787
--------------------------------------------------------------------------------------------------------------------------------
Total:                               2    1,001,750.45      100.00       7.039       6.554       91.63        52.1         745
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-----------------------------------------------------------------------------
Oct 14, 2004 22:58                                                 Page 3 of 6

                                                                MORGAN STANLEY
MSM 2004-9 Group 5                                                  48 records
                                                           Balance: 27,843,203
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
Geographic                          of           Total       Total    Weighted     Average    Original
Distribution                  Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
by Balance                       Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
California                          19   11,273,295.84       40.49       5.726       5.455       62.52        42.0         732
New York                             7    3,466,325.72       12.45       5.354       5.104       62.61        71.2         719
Texas                                5    3,171,453.72       11.39       5.530       5.280       60.54         0.0         706
Massachusetts                        2    1,812,841.87        6.51       6.307       6.057       55.90         0.0         693
Illinois                             2    1,128,296.09        4.05       5.553       5.303       72.32       100.0         781
Pennsylvania                         1      971,013.94        3.49       5.250       5.000       35.71       100.0         692
Florida                              2      893,253.88        3.21       5.563       5.313       80.00        43.7         668
Washington                           1      708,604.78        2.54       5.250       5.000       69.99       100.0         755
Connecticut                          1      589,779.98        2.12       5.875       5.625       75.00         0.0         744
Georgia                              1      556,496.38        2.00       5.500       5.250       64.31       100.0         712
Other                                7    3,271,841.16       11.75       5.707       5.457       74.70        89.3         714
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 17
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
Purpose                          Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 20   11,183,816.60       40.17       5.456       5.206       64.09        48.5         720
Refinance - Rate Term               16    9,861,303.18       35.42       5.704       5.454       61.55        54.5         723
Purchase                            12    6,798,083.58       24.42       5.894       5.610       66.66        45.4         722
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
Property Type                    Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             30   17,844,549.19       64.09       5.627       5.364       62.47        52.9         721
Planned Unit Development            13    6,957,624.90       24.99       5.753       5.503       65.37        45.5         720
Condominium                          3    1,922,129.48        6.90       5.408       5.158       62.94        67.0         725
2-4 Family                           2    1,118,899.79        4.02       5.816       5.566       77.23         0.0         734
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 4 of 6

                                                                MORGAN STANLEY
MSM 2004-9 Group 5                                                  48 records
                                                           Balance: 27,843,203
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
Occupancy                        Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
Primary                             43   25,075,502.32       90.06       5.621       5.362       63.00        48.2         720
Second Home                          3    1,809,027.76        6.50       5.867       5.617       72.33       100.0         722
Investment                           2      958,673.28        3.44       6.019       5.769       69.23         0.0         764
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
Remaining Term                Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
to Stated Maturity               Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
156-160                              2    1,093,963.59        3.93       6.435       6.185       74.42        47.7         782
161-165                              1      708,604.78        2.54       5.250       5.000       69.99       100.0         755
166-170                              5    3,414,912.51       12.26       6.262       5.943       58.95        86.0         717
171-175                             16    9,384,857.22       33.71       5.399       5.149       64.29        35.3         710
176-180                             24   13,240,865.26       47.56       5.628       5.378       63.53        48.4         724
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 156
Maximum: 180
Weighted Average: 174
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
Product Type                     Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
Fixed 15 Year                       48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
Interest Only                    Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
N                                   48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 5 of 6

                                                                MORGAN STANLEY
MSM 2004-9 Group 5                                                  48 records
                                                           Balance: 27,843,203
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
Prepayment Penalty Flag          Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
N                                   35   19,678,965.86       70.68       5.632       5.370       63.30        52.5         718
Y                                   13    8,164,237.50       29.32       5.695       5.445       65.07        43.6         732
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted     Average    Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt        FICO
                                 Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc       Score
--------------------------------------------------------------------------------------------------------------------------------
0                                   35   19,678,965.86       70.68       5.632       5.370       63.30        52.5         718
6                                    1      425,886.76        1.53       5.750       5.500       57.60         0.0         686
8                                    1      802,460.75        2.88       5.750       5.500       54.33         0.0         736
12                                   1      468,579.83        1.68       6.375       6.125       79.43         0.0         652
36                                   4    2,486,402.51        8.93       5.337       5.087       65.17        28.5         737
60                                   6    3,980,907.65       14.30       5.822       5.572       66.27        71.6         742
--------------------------------------------------------------------------------------------------------------------------------
Total:                              48   27,843,203.36      100.00       5.651       5.392       63.82        49.9         722
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 6 of 6

                                                                MORGAN STANLEY
MSM 2004-9 Aggregate                                             2,319 records
                                                          Balance: 483,000,751
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Mortgage Rates (%)               Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                        1      586,971.91        0.12       4.000       3.750       70.59       100.0            684
4.001 - 4.500                       10    1,796,574.86        0.37       4.500       4.250       64.34        31.6            682
4.501 - 5.000                       33    9,226,744.47        1.91       4.862       4.612       64.32        43.4            727
5.001 - 5.500                      113   27,070,414.12        5.60       5.348       5.098       63.86        36.7            721
5.501 - 6.000                      326   86,780,106.39       17.97       5.843       5.587       65.29        24.1            710
6.001 - 6.500                      694  154,121,633.18       31.91       6.358       6.102       68.62        17.7            710
6.501 - 7.000                      604  115,985,561.56       24.01       6.788       6.514       75.43        12.3            697
7.001 - 7.500                      286   45,486,477.91        9.42       7.314       6.932       82.88         7.2            694
7.501 - 8.000                      184   28,284,219.30        5.86       7.790       7.134       89.19         0.7            691
8.001 - 8.500                       64   12,114,787.60        2.51       8.302       7.416       91.85         0.9            679
8.501 - 9.000                        2      712,663.39        0.15       8.689       8.118       84.86        51.4            647
9.001 - 9.500                        2      834,596.08        0.17       9.125       8.875       90.00         0.0            688
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 9.125%
Weighted Average: 6.504%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Net Coupon (%)                   Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                        1      586,971.91        0.12       4.000       3.750       70.59       100.0            684
4.001 - 4.500                       27    6,355,562.72        1.32       4.725       4.413       68.10        38.1            710
4.501 - 5.000                       76   18,892,704.56        3.91       5.185       4.913       65.53        38.9            716
5.001 - 5.500                      172   46,682,409.89        9.67       5.645       5.382       63.88        31.3            712
5.501 - 6.000                      477  114,338,115.83       23.67       6.093       5.823       66.71        21.5            714
6.001 - 6.500                      831  168,003,304.53       34.78       6.579       6.296       72.00        13.0            703
6.501 - 7.000                      471   84,174,171.53       17.43       7.151       6.748       80.29        10.6            696
7.001 - 7.500                      202   33,425,229.66        6.92       7.692       7.238       86.36         2.3            687
7.501 - 8.000                       47    7,735,747.93        1.60       8.065       7.745       89.79         1.7            671
8.001 - 8.500                       13    1,971,936.13        0.41       8.487       8.237       90.61        18.6            649
8.501 - 9.000                        2      834,596.08        0.17       9.125       8.875       90.00         0.0            688
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.750%
Maximum: 8.875%
Weighted Average: 6.193%
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 1 of 8

                                                                MORGAN STANLEY
MSM 2004-9 Aggregate                                             2,319 records
                                                          Balance: 483,000,751
------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
Current Mortgage Loan         Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Principal Balance ($)            Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                  524   38,993,044.91        8.07       6.723       6.385       72.07        16.8            701
100,000.01 - 200,000.00            944  138,064,337.37       28.58       6.651       6.303       75.17        14.8            702
200,000.01 - 300,000.00            420  103,082,933.86       21.34       6.574       6.258       75.19        11.2            703
300,000.01 - 400,000.00            213   73,134,851.21       15.14       6.502       6.204       72.34        15.5            709
400,000.01 - 500,000.00             90   39,970,430.21        8.28       6.354       6.058       71.05        22.3            699
500,000.01 - 600,000.00             56   30,727,110.54        6.36       6.151       5.889       71.20        29.8            720
600,000.01 - 700,000.00             27   17,485,958.61        3.62       5.995       5.745       65.08        37.3            707
700,000.01 - 800,000.00             14   10,399,327.91        2.15       6.229       5.979       60.83        28.1            716
800,000.01 - 900,000.00             16   13,727,920.41        2.84       6.223       5.973       66.35        13.0            687
900,000.01 - 1,000,000.00            6    5,872,424.66        1.22       6.207       5.957       56.93        16.5            703
1,000,000.01 -                       9   11,542,411.08        2.39       6.368       6.118       63.89        12.6            699
1,500,000.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 14,502.95
Maximum: 1,498,542.09
Average: 208,279.75
Total: 483,000,750.77
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
FICO                          Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Score                            Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
600 or below                        57   11,359,275.79        2.35       6.260       6.010       70.17        66.8            576
601 - 625                           65   12,400,332.30        2.57       6.666       6.337       75.22        25.6            619
626 - 650                          204   43,009,654.60        8.90       6.863       6.504       74.23        14.0            639
651 - 675                          359   72,507,908.24       15.01       6.646       6.338       74.43        11.8            665
676 - 700                          463   91,261,251.61       18.89       6.578       6.241       74.08        12.3            688
701 - 725                          424   88,943,552.08       18.41       6.485       6.170       73.43        12.8            713
726 - 750                          296   66,187,648.92       13.70       6.394       6.103       71.51        16.0            737
751 - 775                          269   59,663,216.05       12.35       6.306       6.020       69.53        23.2            762
776 - 800                          149   31,500,092.01        6.52       6.220       5.940       68.28        27.7            786
801 - 825                           33    6,167,819.17        1.28       6.202       5.938       59.72         7.0            806
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 519
Maximum: 816
Weighted Average: 704
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 2 of 8

                                                                MORGAN STANLEY
MSM 2004-9 Aggregate                                             2,319 records
                                                          Balance: 483,000,751
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Documentation Level              Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
Limited                            630  144,903,820.38       30.00       6.471       6.221       70.93         0.0            704
No Documentation                   788  139,026,857.96       28.78       6.858       6.466       74.39         0.0            704
No Ratio                           406   85,762,774.17       17.76       6.609       6.250       74.38         0.0            702
Full/Alt                           371   81,572,025.17       16.89       6.107       5.852       72.39       100.0            703
Lite                                79   18,348,287.65        3.80       5.853       5.603       63.97         0.0            712
Stated Documentation                31    8,358,568.64        1.73       6.142       5.892       71.64         0.0            693
STREAM                              13    4,486,290.17        0.93       5.295       5.045       69.49         0.0            755
No Income Verifier                   1      542,126.63        0.11       5.750       5.500       43.60         0.0            587
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
Original                      Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Loan-to-Value Ratio (%)          Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                            32    4,493,642.55        0.93       6.122       5.872       23.13        11.4            729
30.01 - 35.00                       36    5,083,094.34        1.05       6.069       5.819       32.67        13.0            729
35.01 - 40.00                       47    7,404,919.70        1.53       6.005       5.755       37.38        24.6            713
40.01 - 45.00                       56   11,845,749.21        2.45       5.979       5.729       42.31        18.4            718
45.01 - 50.00                       66   15,859,088.97        3.28       6.074       5.824       47.86        10.0            725
50.01 - 55.00                       80   22,117,465.74        4.58       5.998       5.748       52.90        16.8            706
55.01 - 60.00                      131   32,985,040.66        6.83       6.265       6.014       57.95        11.1            704
60.01 - 65.00                      154   45,249,369.99        9.37       6.228       5.978       63.40        11.3            715
65.01 - 70.00                      204   49,169,685.91       10.18       6.358       6.108       68.61        16.2            701
70.01 - 75.00                      184   46,873,913.76        9.70       6.232       5.982       73.95        20.0            698
75.01 - 80.00                      766  146,386,651.79       30.31       6.519       6.233       79.48        26.0            701
80.01 - 85.00                       38    6,670,337.27        1.38       6.793       6.410       84.19         4.7            700
85.01 - 90.00                      233   41,362,987.93        8.56       7.182       6.734       89.70         4.6            692
90.01 - 95.00                      274   45,148,146.45        9.35       7.415       6.831       94.67         7.4            705
95.01 - 100.00                      18    2,350,656.50        0.49       6.082       5.832       98.91        57.5            716
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 11.83%
Maximum: 100.00%
Weighted Average by Current Balance: 72.49%
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 3 of 8

                                                                MORGAN STANLEY
MSM 2004-9 Aggregate                                             2,319 records
                                                          Balance: 483,000,751
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
Coverage on Loans with              of           Total       Total    Weighted  Average       Original
Original Loan-to-Value        Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Ratios above 80%                 Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                   11    1,576,443.68        1.65       7.012       6.762       93.42        16.4            715
Y                                  534   90,056,495.41       94.27       7.312       6.793       91.85         5.5            698
Y-Pledged Assets                     18    3,899,189.06        4.08       5.618       5.368       92.22        44.1            732
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             563   95,532,128.15      100.00       7.238       6.735       91.89         7.2            699
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
Geographic                          of           Total       Total    Weighted  Average       Original
Distribution                  Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
by Balance                       Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
California                         444  143,161,594.20       29.64       6.277       6.008       65.13        12.4            709
Florida                            327   54,115,296.07       11.20       6.708       6.361       79.46        18.3            694
New York                           133   33,761,245.04        6.99       6.246       5.989       67.50        31.8            700
Massachusetts                      115   28,485,592.39        5.90       6.643       6.343       69.31         2.3            707
Texas                              154   24,773,355.28        5.13       6.575       6.285       77.84        18.3            696
Georgia                            102   16,374,315.86        3.39       6.603       6.310       80.26        25.0            702
New Jersey                          65   14,231,508.74        2.95       6.746       6.421       75.68        25.8            718
Illinois                            61   14,045,833.85        2.91       6.456       6.137       68.62        18.4            709
Maryland                            62   13,707,680.61        2.84       6.847       6.504       75.78        10.0            684
Virginia                            65   12,568,384.72        2.60       6.608       6.222       78.06        31.3            719
Other                              791  127,775,944.01       26.45       6.615       6.262       76.94        17.5            704
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
---
Number of States Represented: 50
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Purpose                          Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                         1,074  204,571,722.83       42.35       6.753       6.400       79.63        19.4            713
Refinance - Cashout                925  199,305,999.98       41.26       6.404       6.117       67.39        12.8            695
Refinance - Rate Term              320   79,123,027.96       16.38       6.117       5.852       66.85        20.8            703
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 4 of 8

                                                                MORGAN STANLEY
MSM 2004-9 Aggregate                                             2,319 records
                                                          Balance: 483,000,751
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Property Type                    Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          1,565  323,152,072.73       66.91       6.475       6.162       72.35        16.5            701
Planned Unit Development           376   84,423,480.70       17.48       6.579       6.258       75.35        20.7            706
2-4 Family                         186   44,772,288.48        9.27       6.649       6.351       70.35         7.3            714
Condominium                        172   28,782,278.87        5.96       6.413       6.114       70.09        20.9            720
Co-op                               15    1,466,476.26        0.30       6.133       5.883       50.28        92.1            735
Townhouse                            5      404,153.73        0.08       6.679       6.429       70.05         0.0            705
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Occupancy                        Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                          1,955  419,264,982.81       86.80       6.496       6.176       73.15        17.1            702
Investment                         272   44,840,094.49        9.28       6.563       6.313       65.78        12.8            717
Second Home                         92   18,895,673.47        3.91       6.552       6.301       73.72        22.8            721
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 5 of 8

                                                                MORGAN STANLEY
MSM 2004-9 Aggregate                                             2,319 records
                                                          Balance: 483,000,751
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
Remaining Term                Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
to Stated Maturity               Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
81 - 85                              1       34,410.04        0.01       6.500       6.250       69.23       100.0            603
96 - 100                             1       48,363.84        0.01       5.125       4.875       91.18       100.0            667
106 - 110                            2      200,065.49        0.04       6.057       5.807       71.94         0.0            686
111 - 115                            1       62,111.65        0.01       7.750       7.500       75.00         0.0            637
116 - 120                            1       68,712.16        0.01       6.000       5.750       56.91         0.0            681
136 - 140                            4      327,053.22        0.07       6.602       6.352       74.06        49.4            590
141 - 145                            6      725,730.68        0.15       6.432       6.182       81.09        69.0            679
146 - 150                            1       39,301.56        0.01       6.750       6.500       55.00       100.0            672
151 - 155                            5      643,607.49        0.13       6.455       6.205       77.79        25.5            647
156 - 160                            3    1,108,685.20        0.23       6.442       6.192       73.92        48.4            778
161 - 165                            6    1,480,242.56        0.31       5.841       5.315       74.35        47.9            709
166 - 170                           33    6,924,299.70        1.43       6.324       5.962       64.26        45.6            711
171 - 175                           91   17,998,874.96        3.73       5.514       5.256       66.98        32.0            705
176 - 180                          170   35,859,156.94        7.42       5.827       5.577       61.44        23.1            716
231 - 235                            4      883,107.97        0.18       6.056       5.806       71.98         0.0            678
236 - 240                           13    2,230,724.21        0.46       6.556       6.306       61.56         0.0            707
286 - 290                            1      219,047.36        0.05       7.625       7.375       75.00         0.0            633
291 - 295                            2      353,546.71        0.07       7.375       7.125       80.00         0.0            602
296 - 300                            2      289,341.24        0.06       6.795       6.545       68.42         0.0            690
311 - 315                            2      214,218.26        0.04       8.023       7.773       76.98        60.5            552
321 - 325                            6      887,249.59        0.18       6.831       6.581       77.29       100.0            566
326 - 330                           11    1,167,326.86        0.24       6.949       6.532       81.82        32.6            622
331 - 335                            9    1,031,559.60        0.21       6.950       6.700       65.19        40.7            658
336 - 340                           11    1,592,644.13        0.33       6.282       5.940       75.88         0.0            657
341 - 345                           59    8,962,937.70        1.86       6.642       5.899       82.43        15.8            679
346 - 350                          234   49,500,798.03       10.25       6.928       6.417       80.38        20.6            694
351 - 355                          436   93,312,817.88       19.32       6.560       6.196       77.54        13.4            697
356 - 360                        1,204  256,834,815.74       53.17       6.565       6.315       70.91        14.1            709
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 84
Maximum: 360
Weighted Average: 329
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 6 of 8

                                                                MORGAN STANLEY
MSM 2004-9 Aggregate                                             2,319 records
                                                          Balance: 483,000,751
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Product Type                     Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
10 Year IO - Fixed 15 Year           3      884,000.00        0.18       6.385       6.135       79.01        37.3            773
10 Year IO - Fixed 30 Year         247   64,162,710.98       13.28       6.431       6.181       71.12        24.4            713
5 Year IO - Fixed 30 Year            2      449,131.69        0.09       6.025       5.775       77.35        36.1            712
Balloon 15/30                        3      614,365.24        0.13       6.725       6.475       79.71         0.0            728
Fixed 10 Year                        4      302,381.99        0.06       5.792       5.542       69.99        27.4            687
Fixed 15 Year                      315   63,719,868.26       13.19       5.808       5.537       63.88        29.8            711
Fixed 20 Year                       17    3,113,832.18        0.64       6.414       6.164       64.52         0.0            699
Fixed 25 Year                        2      289,341.24        0.06       6.795       6.545       68.42         0.0            690
Fixed 30 Year                    1,726  349,465,119.19       72.35       6.647       6.316       74.35        13.3            701
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Interest Only                    Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                2,067  417,504,908.10       86.44       6.516       6.196       72.68        15.7            703
Y                                  252   65,495,842.67       13.56       6.428       6.178       71.27        24.6            714
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Prepayment Penalty Flag          Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                1,591  316,020,356.87       65.43       6.500       6.179       72.42        17.6            706
Y                                  728  166,980,393.90       34.57       6.514       6.219       72.62        15.5            701
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 7 of 8

                                                                MORGAN STANLEY
MSM 2004-9 Aggregate                                             2,319 records
                                                          Balance: 483,000,751
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                                Number                        % of                Weighted     Average
                                    of           Total       Total    Weighted  Average       Original
                              Mortgage         Current     Current     Average         Net     Subject  % Full-Alt           FICO
Prepayment Penalty Term          Loans     Balance ($)     Balance  Coupon (%)  Coupon (%)     LTV (%)         Doc          Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                1,591  316,020,356.87       65.43       6.500       6.179       72.42        17.6            706
2                                    2      382,725.93        0.08       6.375       6.125       72.46         0.0            695
3                                    2      745,962.11        0.15       6.453       6.203       74.30         0.0            741
4                                    5    1,169,896.09        0.24       6.104       5.854       67.93         0.0            737
6                                   18    6,821,099.89        1.41       6.512       6.262       72.28        13.1            713
7                                    9    2,504,023.63        0.52       6.327       6.077       70.33        38.9            699
8                                   20    4,592,070.52        0.95       6.015       5.765       51.12         0.0            729
12                                  57   12,124,718.54        2.51       6.775       6.525       72.38         5.8            693
24                                  11    2,278,291.97        0.47       6.840       6.590       68.35         7.9            672
30                                   1      212,637.79        0.04       7.625       7.375       80.00         0.0            627
36                                 271   46,239,536.30        9.57       6.724       6.314       77.39         8.3            687
60                                 332   89,909,431.13       18.61       6.397       6.147       71.52        21.4            708
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,319  483,000,750.77      100.00       6.504       6.193       72.49        16.9            704
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------
Oct 14, 2004 22:58                                                Page 8 of 8